Bernstein Strategic Decisions Conference June 1, 2016 Bob Livingston President & Chief Executive Officer

2 Forward looking statements We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover by referring to the documents we file from time to time with the SEC, including our Form 10-K for 2015 and our Form 10-Q for the first quarter of 2016, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, www.dovercorporation.com, where considerably more information can be found.

3 Executing on our strategy  Our business profile is more focused – We have invested in and expanded our businesses within key markets – We have built a very attractive portfolio featuring strong competitive positions and exposure to tailwinds  We have accelerated our efforts and processes around innovation, focusing on technologies which create tangible value for our customers – We have increased our investment in new products and commercial excellence  Our portfolio has strong returns and generates substantial cash – Our focus on productivity and continuous improvement, driven by the Dover Excellence program (“DEx”), is broad-based and will unlock further value 3

4 Creating value over the long term  Organic growth – Investing in sales, service and engineering across several markets and geographies – Adapting products to local markets – Expanding share through delivery of productivity solutions  Strong portfolio of businesses with opportunity for growth – Building several $1 billion businesses, or capable of reaching $1 billion in the mid-term  Markem-Imaje  Hillphoenix  OPW  Dover Artificial Lift – Establishing leading position in high-growth markets  Digital textile printing  Margin expansion – Actively managing portfolio – Driving productivity through supply chain, consolidations, shared services and lean

5 Growth – Printing & Identification Recent acquisitions in digital textile printing create a full solution set that will drive growth  Marking & Coding – Stable global markets  ≈3% mid-term market growth rates  High recurring revenue  Emphasis on quality and technology – Multiple applications for printing variable data  Food safety  Logistics – Areas of action  Continuing product development  Increasing local sales and service in US, China, India  Digital textile printing – Early days of conversion  Double-digit mid-term market growth rates  High recurring revenue  Emphasis on quality and technology  Productivity solution – Areas of action  Drive conversion through development of system solution  Increase emphasis on recurring revenue

6 Growth – Retail Fueling Acquisitions create a leading retail fueling systems provider, featuring the most complete product offering  Retail fueling – Stable global markets  ≈3% mid-term market growth rates  Diversified global customers  Regular replacement cycles  Constantly evolving environmental and safety regulations  Emphasis on quality and technology  Additional opportunities in CNG/LNG – Unique market position – Broadest product offering – Global scale  Areas of action – Integrate recent acquisition – Leverage position and expand sales in key de-regulating markets (ex. Mexico, India, Saudi Arabia) – Expand regional scale and broaden technology – M&A

7 Growth – Specialty pump applications Recent acquisitions expand our positions in global plastics and polymers processing markets  Plastics & polymers, hygienic and pharma – Stable global markets  Mid-single digit mid-term market growth rates  Highly diversified customers  Strong distribution network  Recurring revenue opportunities  Emphasis on quality – Contamination avoidance – Protect valuable media – Leading position in polymer processing – Broadest product offering – Global scale  Areas of action – Integrate new acquisitions – Expand sales force globally and adapt product to fit local needs – Drive single use solutions in pharma applications – M&A

8 Other growth opportunities  Engineered Systems – ESG (refuse collection/compaction equipment)  Complete product offering known for quality and durability  Unique robotics improve driver/truck productivity and safety – VSG (auto after-market service equipment)  Global auto growth  Customer safety and productivity  Refrigeration & Food Equipment – New business with national & regional food retailers through innovation and broadest product set  Capitalize on trend towards fresh and prepared foods (specialty cases, kitchen equipment)  Providing CO2 systems for small store format  Launching vacuum glass for retail refrigeration 8

9 Energy update  Oil price is improving – 2H supply tightening; dollar weakness, increasing net long positions  Oil & gas market activity declines accelerated in Q1; – US Rigs: Q1-16 exit rate down 36% from Q4-15 exit rate (US rigs down 77% from peak)  Expect average rig counts to decline further: – US rig count to further decline and possibly bottom out late Q2/early Q3 – International rig counts to decline through most of 2016  Customers managing to preserve cash  Continued price pressure expected  Upstream Capital Spending – North America to experience 40-50% reduction in 2016 – Global capital spending to decline  No meaningful activity recovery anticipated in 2016.

10 Energy update - continued  Continue to focus on: – Share gain: 6%-7% of revenue – Restructuring actions and continued cost management  Restructuring & cost take-out actions completed/initiated in Q1/Q2 provide $41M of 2016 benefits  Additional headcount reductions of ≈400 in Q1; total reductions of 2,075 (32%) from beginning of Q4-14  Since the beginning of the downturn in Q4 2014, we have eliminated $246 million of cost, 32% structural – Productivity cost reduction initiatives in Q1 were 4% of COGS, impacted by decreasing volumes  Continued investment in new products

11 Market Update  Engineered Systems – Generally solid markets continue  Marking & Coding and digital printing should lead segment growth  Industrial end-markets to grow in low single-digit range  Refrigeration & Food Equipment – Generally solid markets continue  Many food retailers are investing to remodel and remerchandise stores 11  Fluids – Markets remain mixed  Hygienic & pharma markets are strong  Oil & gas markets remain weak – Primarily impacting pumps  Strong US retail fueling market driven by systems conversion  Retail fueling should seasonally improve – Integration activities for Tokheim, Gala and Reduction are well underway

12 Outlook 2016  Self help actions will partially offset weak oil & gas markets  Multiple growth opportunities will help mitigate oil & gas exposure  Core margin improvement ex. Energy  Our strong financial position and free cash flow will enable meaningful capital deployment Beyond 2016  Lower cost base from restructuring  Benefits from productivity including Shared Service initiative  Meaningful contributions from recent acquisitions  Growth in Engineered Systems, Fluids, and Refrigeration & Food Equipment  Strong incremental leverage on an Energy recovery 12

13 $- $350 $700 $1,050 $1,400 Acquisitions Capex Dividends Share Repurchase $ in millions 2012 2013 2014 2015 Return to investors Capital allocation  Invest in growth; acquisitions and capex ≈ 50%  Consistently return cash to shareholders; dividends and repurchases ≈ 50%  Investment spending will remain focused and disciplined 13 Growth Capital Deployed 2012 – 2015  We expect to continue our longstanding record of raising the dividend  We will invest in our businesses with continued spending on productivity projects  We expect to expand our businesses via acquisitions – Building pipeline of opportunities in growth markets – Expand product offerings and geographies served  Share repurchases will likely take a backseat to acquisitions in 2016

14 Key takeaways  Our strategy remains consistent. We have great businesses serving markets that offer ample opportunities for growth  We are investing for growth and have above market share expectations of this portfolio. Even in challenging markets we continue to invest even more and expand our capabilities to service our customers and win share gains  We are committed to margin enhancement through our set of productivity tools and processes  We will remain aggressive to pursue opportunities to expand internationally and into adjacencies  We will continue to generate strong free cash flow, while maintaining our consistent approach to capital allocation